Exhibit 99.3

EXECUTION VERSION

THIRD AMENDMENT

THIS THIRD AMENDMENT dated as of April 7, 2017 (this “Amendment”), is entered into among UNIFIED GROCERS, INC., a California corporation (“Borrower”), the financial institutions party hereto (“Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for Lenders (in such capacity, “Administrative Agent”).

PRELIMINARY STATEMENTS

Borrower, Lenders and Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of June 28, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

Borrower has requested that the Credit Agreement be amended as set forth in this Amendment and, subject to the terms and conditions set forth herein, Administrative Agent and each of Lenders party hereto have agreed to grant such request of Borrower.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Except as otherwise provided herein, all capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the preliminary statements hereto) shall have the meanings assigned thereto in the Credit Agreement.

2. CONFIDENTIALITY OF THIS AMENDMENT. THIS AMENDMENT AND ITS CONTENTS (COLLECTIVELY, THE “CONFIDENTIAL INFORMATION”) ARE CONFIDENTIAL AND ARE HEREBY IDENTIFIED AS CONFIDENTIAL BY BORROWER PURSUANT TO SECTION 10.19 OF THE CREDIT AGREEMENT. ADMINISTRATIVE AGENT AND EACH LENDER WILL MAINTAIN THE CONFIDENTIALITY OF THE CONFIDENTIAL INFORMATION IN ACCORDANCE WITH THE REQUIREMENTS OF SECTION 10.19 OF THE CREDIT AGREEMENT.

3. Amendment to Credit Agreement. The Credit Agreement is hereby amended by revising the definition of “Change in Control” set forth in Section 1.1 of the Credit Agreement to read in its entirety as follows:

“Change in Control” means the occurrence after the date of this Agreement of: (i) any Person, or two or more Persons acting in concert, acquiring beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended), directly or indirectly, of Securities of the Borrower (or other Securities convertible into such Securities) representing greater than forty percent (40.0%) of the combined voting power of all Securities of the Borrower entitled to vote in the election of directors; or (ii) any “Change of Control” (or words of like import), as defined in any agreement or indenture relating to any issue of Indebtedness for Borrowed Money of Borrower aggregating in excess of $10,000,000 shall occur.

4. Conditions to Effectiveness. This Amendment shall be effective as of the date hereof upon satisfaction of each of the following conditions:

(a) Loan Documents. Administrative Agent shall have received the following:

(i) executed counterparts of this Amendment executed by Borrower, the Required Lenders and Administrative Agent; and

(ii) executed counterparts of the Guarantor Acknowledgement attached hereto as Exhibit A from each Guarantor.

(b) Other Documents. Administrative Agent shall have received such other instruments, documents and certificates as Administrative Agent shall reasonably request in connection with the execution of this Amendment.

5. Effect of the Amendment. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. Except as expressly set forth herein, this Amendment shall not be deemed (a) to be a waiver of, or consent to, a modification of or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which Administrative Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of Lenders or Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among any Loan Party, on the one hand, and Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement to “this Amendment” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

6. Representations and Warranties/No Default. By its execution hereof, Borrower hereby represents and warrants as follows:

(a) As to each Loan Party, the execution, delivery, and performance by such Loan Party of this Amendment and each other document executed in connection herewith to which it is a party have been duly authorized by all necessary action on the part of such Loan Party.

(b) This Amendment and each other document executed in connection herewith has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(c) The representations and warranties of Borrower and its Subsidiaries set forth in the Credit Agreement and in the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof, to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true, correct and complete in all material respects on and as of such earlier date; provided that if a representation and warranty is qualified as to materiality, the materiality qualifier set forth above shall be disregarded with respect to such representation and warranty.

(d) No Default or Event of Default has occurred or is continuing.

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7. Reaffirmations. Borrower (a) agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Credit Agreement, the Security Agreement and each other Loan Document to which it is a party, (b) confirms and reaffirms its obligations under the Credit Agreement, the Security Agreement and each other Loan Document to which it is a party and (c) agrees that the Credit Agreement, the Security Agreement and each other Loan Document to which it is a party remain in full force and effect and are hereby ratified and confirmed.

8. Miscellaneous.

(a) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA. Without limiting the general applicability of the foregoing and the terms of the other Loan Documents to this Amendment and the parties hereto, the terms of Sections 10.15, 10.17 and 10.18 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

(b) Loan Document. This Amendment shall constitute a “Loan Document” under and as defined in the Credit Agreement.

(c) Counterparts; Electronic Execution. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment

(d) Severability. If any provision of any of this Amendment is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

(e) Entirety. This Amendment, the other Loan Documents and the other documents relating to the Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Obligations, or the transactions contemplated herein and therein.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

UNIFIED GROCERS, INC., as Borrower

By:	/s/ Christine Neal
Name:	Christine Neal
Title:	Executive Vice President and Chief Financial Officer

Unified Grocers, Inc.

Signature Page to Third Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ Supremna Cole
Name:	Supremna Cole
Title:	Vice President

Unified Grocers, Inc.

Signature Page to Third Amendment

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Robert M. Dalton
Name:	Robert M. Dalton
Title:	Senior Vice President

Unified Grocers, Inc.

Signature Page to Third Amendment

BANK OF MONTREAL, as a Lender

By:	/s/ Stephanie Barn
Name:	Stephanie Barn
Title:	Vice President

Unified Grocers, Inc.

Signature Page to Third Amendment

EXHIBIT A

GUARANTOR ACKNOWLEDGMENT

THIS GUARANTOR ACKNOWLEDGEMENT, dated as of April 7, 2017, is delivered by the undersigned (“Guarantors”) in connection with that certain Third Amendment, dated as of the date hereof (the “Amendment”), among UNIFIED GROCERS, INC., a California corporation (“Borrower”), the lenders party thereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for Lenders (in such capacity, “Administrative Agent”). Capitalized undefined terms used herein shall have the meanings assigned thereto in the Credit Agreement referred to in the Amendment.

Guarantors previously executed (a) that certain Amended and Restated Subsidiary Guaranty dated as of June 28, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) in favor of Administrative Agent guaranteeing the obligations of Borrower and (b) that certain Amended and Restated Security Agreement dated as of June 28, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of Administrative Agent securing the obligations of Guarantors. The undersigned hereby (a) acknowledge the execution and delivery of the Amendment, (b) confirm and agree that the guaranties under the Guaranty are, and shall continue to be, in full force and effect, (c) confirm and agree that grants of security under the Security Agreement are, and shall continue to be, in full force and effect, and (d) hereby ratify and confirm in all respects their obligations under the Guaranty, the Security Agreement and each other Loan Document.

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Unified Grocers, Inc.

Exhibit A to Third Amendment

CROWN GROCERS, INC.

By:	/s/ Christine Neal
Name:	Christine Neal
Title:	Vice President

UNIFIED INTERNATIONAL, INC.

By:	/s/ Christine Neal
Name:	Christine Neal
Title:	Vice President

Unified Grocers, Inc.

Exhibit A to Third Amendment